POWER OF ATTORNEY

WHEREAS, Align Alternative Access Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust, and the President, Chief Executive Officer, and Secretary of the Trust;

NOW, THEREFORE, the Trust constitutes and appoints, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee, President, Chief Executive Officer, and Secretary, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-283452, 811-24029) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand in the City of Greenwich, County of Fairfield, and State of Connecticut, this 6th day of December, 2024.

ALIGN ALTERNATIVE ACCESS FUND

By:	/s/ Charles L. Failla
Charles L. Failla, Trustee, President, Chief Executive Officer, and Secretary

By:	/s/ Jacob Olliffe

Witness Name: Jacob Olliffe

State of Connecticut

County of Fairfield

This instrument was acknowledged before me on December 6, 2024, by Charles L. Failla who proved to me on the basis of satisfactory evidence (√ Driver’s License) to be the person who appeared before me.

/s/ Clarence Daniel	Seal
(Signature of Notary Public) Notary ID No.: SNPC-0182106 Notary Public, State of Connecticut Commission Expires: 09/30/25

POWER OF ATTORNEY

WHEREAS, Align Alternative Access Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the Trust constitutes and appoints, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-283452, 811-24029) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand in the City of Greenwich, County of Fairfield, and State of Connecticut, this 6th day of December, 2024.

ALIGN ALTERNATIVE ACCESS FUND

By:	/s/ Jeffrey Leinan
Jeffrey Leinan, Trustee

Attest:

By:	/s/ Jacob Olliffe

Witness Name: Jacob Olliffe

State of Connecticut

County of Fairfield

This instrument was acknowledged before me on December 6, 2024, by Jeffrey Leinan who proved to me on the basis of satisfactory evidence (√ Driver’s License) to be the person who appeared before me.

/s/ Clarence Daniel	Seal
(Signature of Notary Public) Notary ID No.: SNPC-0182106 Notary Public, State of Connecticut Commission Expires: 09/30/25

POWER OF ATTORNEY

WHEREAS, Align Alternative Access Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the Trust constitutes and appoints, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for her and in her name, place and stead, and in her capacity as Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-283452, 811-24029) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set her hand in the City of Greenwich, County of Fairfield, and State of Connecticut, this 6th day of December, 2024.

ALIGN ALTERNATIVE ACCESS FUND

By:	/s/ Julia Portale
Julia Portale, Trustee

Attest:

By:	/s/ Jacob Olliffe

Witness Name: Jacob Olliffe

State of Connecticut

County of Fairfield

This instrument was acknowledged before me on December 6, 2024, by Julia Portale who proved to me on the basis of satisfactory evidence (√ Driver’s License) to be the person who appeared before me.

/s/ Clarence Daniel	Seal
(Signature of Notary Public) Notary ID No.: SNPC-0182106 Notary Public, State of Connecticut Commission Expires: 09/30/2025

POWER OF ATTORNEY

WHEREAS, Align Alternative Access Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the Trust constitutes and appoints, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-283452, 811-24029) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand in the City of Greenwich, County of Fairfield, and State of Connecticut, this 6th day of December, 2024.

ALIGN ALTERNATIVE ACCESS FUND

By:	/s/ Peter Keaveney
Peter Keaveney, Trustee

Attest:

By:	/s/ Jacob Olliffe

Witness Name: Jacob Olliffe

State of Connecticut

County of Fairfield

This instrument was acknowledged before me on December 6, 2024, by Peter Keaveney who proved to me on the basis of satisfactory evidence (√ Driver’s License) to be the person who appeared before me.

/s/ Clarence Daniel	Seal
(Signature of Notary Public) Notary ID No.: SNPC-0182106 Notary Public, State of Connecticut Commission Expires: 09/30/25

POWER OF ATTORNEY

WHEREAS, Align Alternative Access Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Principal Financial Officer, and Chief Compliance Officer of the Trust;

NOW, THEREFORE, the Trust constitutes and appoints, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, and MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Principal Financial Officer, and Chief Compliance Officer, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-283452, 811-24029) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand in the City of Chadds Ford, County of Delaware, and State of Pennsylvania, this 13th day of February, 2025.

ALIGN ALTERNATIVE ACCESS FUND

By:	/s/ Frederick Teufel
Frederick Teufel, Principal Financial Officer, and Chief Compliance Officer

By:	/s/ Lauren Harlaw

Witness Name: Lauren Harlaw

State of Pennsylvania

County of Delaware

This instrument was acknowledged before me on February 13th, 2025, by Frederick Teufel who proved to me on the basis of satisfactory evidence (√ Driver’s License) to be the person who appeared before me.

Carolyn Ervin	Seal
(Signature of Notary Public) Notary ID No.: 1421903 Notary Public, State of Pennsylvania Commission Expires: 29 Jun 2026